Exhibit 99.1

Digital Turbine Announces Acquisition of Triapodi Ltd. (d/b/a Appreciate), a Programmatic Demand Side Platform (“DSP”) Company

The Appreciate DSP Runs 60 Billion Daily Auctions to Transparently Drive Higher Mobile Advertiser Conversion and ROI

The Integration of Appreciate Is Expected to Accelerate Single-Tap Scaling and Add Additional Revenue Synergies with AdColony’s Platform

Austin, TX – March 2, 2021 – Digital Turbine, Inc. (Nasdaq: APPS) announced today that it has acquired all of the capital stock of Triapodi Ltd. (d/b/a Appreciate), a programmatic mobile advertising DSP company headquartered in Israel. Appreciate’s platform collaborates closely with mobile measurement partners (“MMP”s), exchanges, advertisers and other partners to programmatically provide a transparent ecosystem designed to optimize user-acquisition and ROI for the mobile marketers utilizing its platform. Appreciate currently runs approximately 60 billion daily auctions on its platform.

The acquisition of Appreciate is fully consistent with Digital Turbine’s expressed strategy to provide a comprehensive media and advertising solution for our operator and OEM partners while enriching the mobile experience for end users by delivering highly relevant content to their fingertips.

Total consideration paid for the Appreciate acquisition was $22.5 million in cash. Digital Turbine also agreed to provide $6.0 million in performance and retention bonuses to the founders and certain other employees of Appreciate.

“We are thrilled to announce the acquisition of Appreciate and welcome their technology talent to the Digital Turbine team,” said Bill Stone, CEO of Digital Turbine. “Digital Turbine has already been actively working with Appreciate and has attained highly successful results, particularly with respect to the scaling of our Single-Tap functionality. The acquisition of Appreciate delivers valuable deep ad-tech and algorithmic expertise to help Digital Turbine execute on its broader, longer-term vision. Adding Appreciate would also be highly synergistic with the business of AdColony, with respect to which we recently entered into a definitive purchase agreement. Appreciate and AdColony already work together, and there are numerous revenue synergies between the companies to further leverage each other’s strengths.

“We are excited to be part of the Digital Turbine team,” said Amir Maor, CEO and Co-Founder of Appreciate. “Deploying our technology expertise across Digital Turbine’s global scale and reach will further benefit partners and advertisers that are a part of the combined company’s platform. Our initial results with Digital Turbine’s unique Single-Tap capabilities have been highly encouraging, and we eagerly look forward to ramping those efforts to even greater scale.”

Digital Turbine Announces Acquisition of Appreciate

March 2, 2021

About Digital Turbine, Inc.

Digital Turbine simplifies content discovery and delivers relevant content directly to consumer devices. The Company’s on-demand media platform powers frictionless app and content discovery, user acquisition and engagement, operational efficiency and monetization opportunities. Digital Turbine’s technology platform has been adopted by more than 40 mobile operators and OEMs worldwide, and has delivered more than three billion app preloads for tens of thousands of advertising campaigns. The Company is headquartered in Austin, Texas, with global offices in Arlington, Durham, Mumbai, San Francisco, Singapore and Tel Aviv. For additional information visit www.digitalturbine.com.

Forward-Looking Statements

This news release includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this news release that are not statements of historical fact and that concern future results from operations, financial position, economic conditions, product releases and any other statement that may be construed as a prediction of future performance or events, including financial projections and growth in various products are forward-looking statements that speak only as of the date made and which involve known and unknown risks, uncertainties and other factors which may, should one or more of these risks uncertainties or other factors materialize, cause actual results to differ materially from those expressed or implied by such statements. These factors and risks include:

•	a decline in general economic conditions nationally and internationally

•	decreased market demand for our products and services

•	market acceptance and brand awareness of our products

•	risks associated with indebtedness

•	the ability to comply with financial covenants in outstanding indebtedness

•	the ability to protect our intellectual property rights

•	risks associated with adoption of our platform among existing customers (including the impact of possible delays with major carrier and OEM partners in the roll out for mobile phones deploying our platform)

•	actual mobile device sales and sell-through where our platform is deployed is out of our control

•	risks associated with our ability to manage the business amid the COVID-19 pandemic

•	the impact of COVID-19 on our partners, digital advertising spend and consumer purchase behavior

•	the impact of COVID-19 on our results of operations

•	risks associated with new privacy laws, such as the European Union’s GDPR and similar laws which may require changes to our development and user interface for certain functionality of our mobile platform

•	risks associated with the timing of our platform software pushes to the embedded bases of carrier and OEM partners

Digital Turbine Announces Acquisition of Appreciate

March 2, 2021

•	risks associated with end user take rates of carrier and OEM software pushes which include our platform

•	new customer adoption and time to revenue with new carrier and OEM partners is subject to delays and factors out of our control

•	risks associated with fluctuations in the number of our platform slots across US carrier partners

•	required customization and technical integration which may slow down time to revenue notwithstanding the existence of a distribution agreement

•	risks associated with delays in major mobile phone launches, or the failure of such launches to achieve the scale

•	customer adoption that either we or the market may expect

•	the difficulty of extrapolating monthly demand to quarterly demand

•	the challenges, given the Company’s comparatively small size, to expand the combined Company's global reach, accelerate growth and create a scalable, low-capex business model that drives EBITDA (as well as adjusted EBITDA)

•	ability as a smaller company to manage international operations

•	varying and often unpredictable levels of orders; the challenges inherent in technology development necessary to maintain the Company's competitive advantage such as adherence to release schedules and the costs and time required for finalization and gaining market acceptance of new products

•	changes in economic conditions and market demand

•	rapid and complex changes occurring in the mobile marketplace

•	pricing and other activities by competitors

•	technology management risk as the Company needs to adapt to complex specifications of different carriers and the management of a complex technology platform given the Company's relatively limited resources

•	risks and uncertainties associated with the integration of the acquisition of Appreciate, including our ability to realize the anticipated benefits of the acquisition

•	risks and uncertainties associated with the completion and integration of the acquisition of AdColony, including the satisfaction of closing conditions

•	the impact on our operations and stock price if the acquisition of AdColony is not completed

•	risks and uncertainties associated with the integration of the acquisition of AdColony, including our ability to realize the anticipated benefits of the acquisition and the satisfaction of related earn-out provisions

•	other risks including those described from time to time in Digital Turbine's filings on Forms 10-K and 10-Q with the Securities and Exchange Commission (SEC), press releases and other communications.

You should not place undue reliance on these forward-looking statements. The Company does not undertake to update forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investor Relations Contacts:

Brian Bartholomew
Digital Turbine
brian.bartholomew@digitalturbine.com

SOURCE Digital Turbine, Inc.